UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-13063	81-0422894
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, Nevada 89119
(Address of registrant’s principal executive offices) (Zip Code)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2018, Scientific Games Corporation (the “Company”) held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) ratified the adoption of the Company’s regulatory compliance protection rights plan; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2018. The proposals are further described in the Company’s amended definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 8, 2018.

The voting results are as follows:

Proposal 1:  Election of Directors

	For	Withheld	Broker Non-Votes
Ronald O. Perelman	72,679,299	1,277,563	6,122,390
Barry L. Cottle	73,060,475	896,387	6,122,390
Peter A. Cohen	68,207,865	5,748,997	6,122,390
Richard M. Haddrill	72,974,245	982,617	6,122,390
M. Gavin Isaacs	72,976,224	980,638	6,122,390
Viet D. Dinh	63,860,464	10,096,398	6,122,390
Gerald J. Ford	63,200,295	10,756,567	6,122,390
David L. Kennedy	68,660,624	5,296,238	6,122,390
Judge Gabrielle K. McDonald	73,478,251	478,611	6,122,390
Paul M. Meister	71,642,664	2,314,198	6,122,390
Michael J. Regan	66,271,591	7,685,271	6,122,390
Barry F. Schwartz	72,510,618	1,446,244	6,122,390
Kevin M. Sheehan	73,052,808	904,054	6,122,390
Frances F. Townsend	72,211,503	1,745,359	6,122,390

Proposal 2:  Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
73,760,050	178,715	18,097	6,122,390

Proposal 3:  Ratification of the Adoption of the Company’s Regulatory Compliance Protection Rights Plan

For	Against	Abstain	Broker Non-Votes
72,846,586	1,094,489	15,787	6,122,390

Proposal 4:  Ratification of Appointment of Deloitte & Touche LLP

For	Against	Abstain
79,755,193	269,612	54,447

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: June 19, 2018	By:	/s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Executive Vice President, Chief Financial
Officer, Treasurer and Corporate Secretary